                                  SCHEDULE 14A
                                 (RULE 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                     EXCHANGE ACT OF 1934 (AMENDMENT NO.  )

     Filed by the registrant [X]

     Filed by a party other than the registrant [ ]

     Check the appropriate box:

     [ ] Preliminary proxy statement.       [ ] Confidential, for use of the
                                                Commission only (as permitted by
                                                Rule 14a-6(e)(2)).

     [X] Definitive proxy statement.

     [ ] Definitive additional materials.

     [ ] Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12.

                            Criticare Systems, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement if Other Than the Registrant)

Payment of filing fee (check the appropriate box):

     [X] No fee required.

     [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
         0-11.

     (1) Title of each class of securities to which transaction applies:
                                 Not Applicable
--------------------------------------------------------------------------------

     (2) Aggregate number of securities to which transaction applies:
                                 Not Applicable
--------------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
                                 Not Applicable
--------------------------------------------------------------------------------

     (4) Proposed maximum aggregate value of transaction:
                                 Not Applicable
--------------------------------------------------------------------------------

     (5) Total fee paid:
                                 Not Applicable
--------------------------------------------------------------------------------

     [ ] Fee paid previously with preliminary materials.
--------------------------------------------------------------------------------

     [ ] Check box if any part of the fee is offset as provided by Exchange Act
         Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount Previously Paid:
                                 Not Applicable
--------------------------------------------------------------------------------

     (2) Form, Schedule or Registration Statement No.:
                                 Not Applicable
--------------------------------------------------------------------------------

     (3) Filing Party:
                                 Not Applicable
--------------------------------------------------------------------------------

     (4) Date Filed:
                                 Not Applicable
--------------------------------------------------------------------------------

                            CRITICARE SYSTEMS, INC.
                            20925 CROSSROADS CIRCLE
                           WAUKESHA, WISCONSIN 53186
                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

     The Annual Meeting of Stockholders of Criticare Systems, Inc., will be held at the Company's headquarters, 20925 Crossroads Circle, Waukesha, Wisconsin 53186, on Friday, December 1, 2000 at 4:00 p.m., local time, for the following purposes:

     1. To elect two directors, each to serve for a three-year term.

     2. To ratify the appointment of BDO Seidman, LLP, independent certified public accountants, as auditors of the Company for its fiscal year ending June 30, 2001.

     3. To approve and adopt an amendment to the Criticare Systems, Inc. 1992 Employee Stock Option Plan to increase the aggregate number of shares of the Corporation's common stock that may be issued pursuant thereto from 1,540,000 to 2,040,000.

     4. To transact any other business as may properly come before the meeting and any adjournment or adjournments thereof.

     The transfer books of the Company will not be closed for the Annual Meeting. Stockholders of record at the close of business on October 11, 2000 are entitled to receive notice of, and to vote at, the Annual Meeting.

     All stockholders are cordially invited to attend the meeting in person, if possible. Stockholders who are unable to be present in person are requested to execute and promptly return the accompanying proxy in the enclosed envelope. The proxy is being solicited by the Board of Directors of the Company. Your attendance at the meeting, whether in person or by proxy, is important to ensure a quorum. If you return the proxy, you may still vote your shares in person by giving written notice (by subsequent proxy or otherwise) to the Secretary of the Company at any time prior to its vote at the Annual Meeting.

                                          By Order of the Board of Directors

                                          Mark S. Ruehle, Secretary

Waukesha, Wisconsin
October 27, 2000

                            CRITICARE SYSTEMS, INC.
                            20925 CROSSROADS CIRCLE
                           WAUKESHA, WISCONSIN 53186
            PROXY STATEMENT FOR 2000 ANNUAL MEETING OF STOCKHOLDERS

     This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Criticare Systems, Inc. (the "Company"), to be voted at the Annual Meeting of Stockholders to be held at the Company's headquarters, 20925 Crossroads Circle, Waukesha, Wisconsin 53186, at 4:00 P.M., local time, on Friday, December 1, 2000, and at any adjournments thereof, for the purposes set forth in the accompanying Notice of Meeting. The mailing of this Proxy Statement and accompanying form of proxy is being made on or about October 27, 2000.

                              GENERAL INFORMATION

     The Board of Directors knows of no business which will be presented to the meeting other than the matters referred to in the accompanying Notice of Meeting. However, if any other matters are properly presented to the meeting, it is intended that the persons named in the proxy will vote on such matters in accordance with their judgment. If the enclosed form of proxy is executed and returned, it nevertheless may be revoked at any time before it has been voted by a later dated proxy or a vote in person at the Annual Meeting. Shares represented by properly executed proxies received on behalf of the Company will be voted at the Annual Meeting (unless revoked prior to their vote) in the manner specified therein. If no instructions are specified in a signed proxy returned to the Company, the shares represented thereby will be voted (1) in FAVOR of the election of the nominees listed in the enclosed proxy as directors of the Company, (2) in FAVOR of the proposal to approve the amendment of the Criticare Systems, Inc. 1992 Employee Stock Option Plan (the "1992 Employee Stock Option Plan") to increase the aggregate number of shares of the Corporation's common stock, par value $0.04 per share (the "Common Stock"), that may be issued pursuant thereto from 1,540,000 to 2,040,000; and (3) in FAVOR of the ratification of BDO Seidman, LLP as independent accountants for the 2001 fiscal year.

     Only holders of Common Stock whose names appear of record on the books of the Company at the close of business on October 11, 2000 (the "Record Date") are entitled to vote at the Annual Meeting. On that date, the only outstanding shares of capital stock of the Company were 8,991,251 shares of Common Stock. Each share of Common Stock is entitled to one vote on each matter to be presented at the meeting. The election of directors requires the affirmative vote of the holders of a plurality of the shares represented, in person or by proxy, at the meeting and the approval and adoption of the proposed amendment to the 1992 Employee Stock Option Plan and the ratification of independent accountants requires the affirmative vote of the holders of a majority of the shares represented, in person or by proxy, at the meeting. Abstentions and broker non-votes (i.e., shares held by brokers in street name, voting on certain matters due to discretionary authority or instructions from the beneficial owners but not voting on other matters due to lack of authority to vote on such matters without instructions from the beneficial owner) will count toward the quorum requirement and will not count toward the determination of whether the directors are elected, the proposed amendment to the 1992 Employee Stock Option Plan is approved or the appointment of independent accountants is ratified.

                     PROPOSAL NO. 1: ELECTION OF DIRECTORS

     Pursuant to the authority contained in the By-Laws of the Company, the Board of Directors has established the number of directors of the Company at seven. The Company's By-Laws provide that the Board of Directors will be divided into three classes as nearly equal in number as possible, with the term of one class expiring each year. The terms of two directors expire at the Annual Meeting.

Accordingly, the Board of Directors has nominated for re-election as directors Karsten Houm and Emil H. Soika to serve terms of three years, until the 2003 Annual Meeting of Stockholders. There are currently two vacancies on the Board of Directors. Proxies cannot be voted for more than two candidates for director.

     Effective August 1, 2000, Gerhard J. Von der Ruhr resigned as a director, and Jeffrey T. Barnes was appointed on October 13, 2000, to fill the vacancy created by Mr. Von der Ruhr's resignation. Mr. Barnes' directorship is connected with the investment in the Company pursuant to the terms of a Purchase Agreement, dated as of October 17, 2000, among the Company, Oxford Bioscience Partners III L.P., Oxford Bioscience Partners (Bermuda) III Limited Partnership and mRNA Fund L.P.

     As indicated below, the persons nominated by the Board of Directors are incumbent directors. The Company anticipates that the nominees will be candidates when the election is held. However, if for any reason either of the nominees is not a candidate at that time, proxies will be voted for any substitute nominee designated by the incumbent directors (except where a proxy withholds authority with respect to the election of a director).

     THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE IN FAVOR OF THE ELECTION OF KARSTEN HOUM AND EMIL H. SOIKA AS DIRECTORS OF THE COMPANY.

NOMINEES FOR ELECTION AS DIRECTOR

          NAME, AGE, PRINCIPAL OCCUPATION FOR                      DIRECTOR
           PAST FIVE YEARS AND DIRECTORSHIPS                AGE     SINCE       PRESENT TERM ENDS
          -----------------------------------               ---    --------     -----------------
KARSTEN HOUM............................................    54       1985      2000 Annual Meeting
Mr. Houm has served as Chairman of the Board of the
Company since November 1998. Mr. Houm also currently
works as a management consultant. From September 1985 to
June 1997, Mr. Houm served as President of Unitor, a
Norwegian shipping company.
EMIL H. SOIKA...........................................    62       1998      2000 Annual Meeting
Mr. Soika has served as President and Chief Executive
Officer of the Company since November 1998. From
November 1995 to September 1998, Mr. Soika served as
Vice President and General Manager of Spacelabs Medical,
a medical monitoring and clinical information systems
company. From March 1991 to July 1995, Mr. Soika served
as President and Chief Executive Officer of Block
Medical, a manufacturer of intravenous dispensers. Mr.
Soika is a director of Immtech International, Inc., a
company engaged in the research and development of
products in the fields of biochemistry and immunology.

OTHER DIRECTORS

          NAME, AGE, PRINCIPAL OCCUPATION FOR                      DIRECTOR
           PAST FIVE YEARS AND DIRECTORSHIPS                AGE     SINCE       PRESENT TERM ENDS
          -----------------------------------               ---    --------     -----------------
MILTON DATSOPOULOS......................................    60       1986      2001 Annual Meeting
Mr. Datsopoulos has been a partner in the law firm of
Datsopoulos, MacDonald & Lind in Missoula, Montana since
1974. Mr. Datsopoulos is a director of Montana Naturals
Int'l, Inc., a manufacturer of natural food products and
nutritional supplements, Kafus Environmental Industries
Ltd., a producer of consumer and industrial waste
recycling technology, and Leigh Resource Corporation, a
company engaged in mineral exploration and development.
JEFFREY T. BARNES.......................................    46       2000      2002 Annual Meeting
Mr. Barnes has been a partner of Oxford Bioscience, a
venture capital firm since October 1999. From February
1997 to October 1999, Mr. Barnes was a principal of
Robertson Stephens, an investment banking firm. From
October 1993 to January 1997, Mr. Barnes was a principal
of Needham & Co., an investment banking firm.
N.C. JOSEPH LAI, PH.D...................................    58       1984      2002 Annual Meeting
Dr. Lai is a management consultant. Dr. Lai is a
co-founder of the Company and served as Vice Chairman of
its Board and as an officer from the Company's inception
in October 1984 until November 1998.

DIRECTORS' MEETINGS AND COMMITTEES

     The Board of Directors held three meetings during the Company's fiscal year ended June 30, 2000. All of the incumbent directors attended all of the meetings of the Board of Directors and all meetings of committees of the Board of Directors upon which they serve.

     The Board of Directors has an Audit Committee and a Compensation Committee. The members of the Audit Committee are Milton Datsopoulos and Karsten Houm. The Audit Committee met one time during the fiscal year ended June 30, 2000. The responsibilities of the Audit Committee, in addition to such other duties specified by the Board of Directors, include the following: (1) recommendation to the Board of Directors of independent accountants for the Company; (2) review of the timing, scope and results of the independent accountants' audit examination and related fees; (3) review of periodic comments and recommendations by the independent accountants and of the Company's response thereto; and (4) review of the scope and adequacy of internal accounting controls and internal auditing activities.

     The Compensation Committee is comprised of Milton Datsopoulos and Karsten Houm. The responsibilities of the Compensation Committee are to make recommendations to the Board of Directors with respect to compensation for the executive officers of the Company and to oversee the Company's stock plans. The Compensation Committee met one time during the fiscal year ended June 30, 2000.

                               EXECUTIVE OFFICERS

     The executive officers of the Company are as follows:

                NAME                                              TITLE                             AGE
                ----                                              -----                             ---
Emil H. Soika........................    President, Chief Executive Officer and Director            62
Mark S. Ruehle.......................    Vice President -- Finance and Secretary                    39
Stephen D. Okland....................    Vice President -- Domestic Sales                           58
Drew M. Diaz.........................    Vice President -- International Sales                      37
Michael T. Larsen....................    Vice President -- Quality Control/Quality Assurance        41
Joseph P. Lester.....................    Vice President -- Operations                               50
Dennis D. Hurlebaus..................    Vice President -- U.S. Hospital Sales                      58

     The term of office and past business experience of Mr. Soika are described above.

     Mr. Ruehle has served as Vice President -- Finance and Secretary of the Company since February 2000. Prior to joining the Company, Mr. Ruehle was Senior Manager of Finance for AmeriServe Food Distribution, Inc., a food distribution company, from December 1992 to June 1999.

     Mr. Okland has served as a Vice President of the Company since April 1986.

     Mr. Diaz served the Company as Regional Sales Manager for the Middle East and Western Europe from 1993 until he was appointed Director of International Sales in 1995. Mr. Diaz was most recently promoted to Vice
President -- International Sales in 1997. From October 1996 until August 1997, Mr. Diaz also served as Geschaeftsfuehrer of Criticare International GmbH Marketing Services, a wholly-owned subsidiary of the Company which was dissolved in 1998 following bankruptcy proceedings under German law.

     Mr. Larsen has served as Vice President -- Quality Control/Quality Assurance since September 1990.

     Mr. Lester has served as Vice President -- Operations of the Company since January 2000. Prior to joining the Company, Mr. Lester was Vice
President -- Operations for Siemens Medical Systems, Inc., a medical device company, from April 1997 to January 2000. From May 1993 to April 1997, Mr. Lester served as Senior Director -- Operations for Spacelabs Medical, a medical monitoring and clinical information systems company.

     Mr. Hurlebaus has served as Vice President -- U.S. Hospital Sales of the Company since May 2000. Prior to joining the Company, Mr. Hurlebaus served as Vice President -- Sales for Teams Rehab, a medical software company, from January 2000 to April 2000. From October 1995 to June 1998, Mr. Hurlebaus served as Vice President -- Sales of Hill-Rom, a medical equipment company. From February 1981 to October 1995, Mr. Hurlebaus served as Vice President -- Sales for Datascope, a medical equipment company.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934 requires the Company's officers and directors, and persons who own more than 10% of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission ("SEC") on Form 3, 4 and
5. Officers, directors and greater than 10% stockholders are required by SEC regulation to furnish the Company with copies of all Forms 3, 4 and 5 they file.

     Based solely on review of the copies of such forms furnished to the Company, or written representations that no Forms 5 were required, the Company believes that during fiscal 2000 all section 16(a) filing requirements applicable to its officers, directors and greater than 10% beneficial owners were complied with, except that Messrs. Datsopoulos, Houm and Larsen each filed a late Form 5 to report option grants during fiscal 2000, Messrs. Hurlebaus, Lester and Ruehle each filed a late Form 3 to report their appointment as officers of the Company and Mr. Lester filed a Form 4 in September 2000 to report transactions completed in January, March and May 2000.

                             EXECUTIVE COMPENSATION

     The following table sets forth information with respect to all compensation, including stock options granted and all cash bonuses and accrued deferred compensation, incurred by the Company during the three fiscal years ended June 30, 2000 to or on behalf of the person who served as Chief Executive Officer during fiscal 2000 and the two other executive officers of the Company whose salary exceeded $100,000 for fiscal 2000. The persons listed below are sometimes referred to herein as the "named executive officers."

                           SUMMARY COMPENSATION TABLE

                                                                           LONG-TERM
                                                                         COMPENSATION
                                                                        ---------------
                                            ANNUAL COMPENSATION             AWARDS:
                                       ------------------------------     SECURITIES
           NAME AND                                   OTHER ANNUAL        UNDERLYING         ALL OTHER
      PRINCIPAL POSITION        YEAR   SALARY($)   COMPENSATION($)(1)   OPTIONS/SARS(#)   COMPENSATION($)
      ------------------        ----   ---------   ------------------   ---------------   ---------------
Emil H. Soika,................  2000    125,000          1,280                   --              434(3)
  President and                 1999     78,125             --              200,000               --
  Chief Executive Officer(2)
Stephen D. Okland,............  2000    230,282(4)       6,000                   --            3,517(6)
  Vice President --             1999    277,576(4)       6,000               43,500(5)         3,701(6)
  Domestic Sales                1998    302,628(4)       6,000                   --            3,690(6)
Drew M. Diaz,.................  2000    160,100          1,640               42,000            3,295(8)
  Vice President --             1999    165,609          1,915              100,000(7)         1,882(8)
  International Sales           1998    188,292            638                   --               86(8)

-------------------------
(1) The amounts represent automobile allowance payments.

(2) Mr. Soika commenced employment with the Company in November 1998.

(3) Represents premiums paid by the Company on a life insurance policy, the proceed of which are payable to the beneficiary of Mr. Soika.

(4) Represents commissions paid by the Company to Mr. Okland based on a percentage of certain domestic sales by the Company. Mr. Okland did not receive a fixed salary.

(5) Represents 30,000 stock options granted in fiscal 1999 and 13,500 stock options regranted due to repricing of options on December 11, 1998.

(6) For fiscal 2000, represents $317 of premiums paid by the Company on a life insurance policy, the proceeds of which are payable to the beneficiary of Mr. Okland, and $3,200 of Company contributions to the 401(k) plan on behalf of Mr. Okland. For fiscal 1999, represents $501 of premiums paid by the Company on a life insurance policy, the proceeds of which are payable to the beneficiary of Mr. Okland, and $3,200 of Company contributions to the 401(k) plan on behalf of Mr. Okland. For fiscal 1998, represents $490 of premiums paid by the Company on a life insurance policy, the proceeds of which are payable to the beneficiary of Mr. Okland, and $3,200 of Company contributions to the 401(k) plan on behalf of Mr. Okland.

(7) Represents 34,000 stock options granted in fiscal 1999 and 66,000 stock options regranted due to repricing of options on December 11, 1998.

(8) For fiscal 2000, represents $95 of premiums paid by the Company on a life insurance policy, the proceeds of which are payable to the beneficiary of Mr. Diaz, and $3,200 of Company contributions to the 401(k) plan on behalf of Mr. Diaz. For fiscal 1999, represents $101 of premiums paid by the Company on a life insurance policy, the proceeds of which are payable to the beneficiary of Mr. Diaz, and $1,781 of Company contributions to the 401(k) plan on behalf of Mr. Diaz. For fiscal 1998, represents $86 of premiums paid by the Company on a life insurance policy, the proceeds of which are payable to the beneficiary of Mr. Diaz.

COMPENSATION OF DIRECTORS

     Directors of the Company are reimbursed for out-of-pocket expenses incurred in attending meetings of the Board of Directors. The Company's directors did not receive cash directors' fees during fiscal 2000. During fiscal 2000, the Company granted 50,000 stock options to each of Mr. Houm and Mr. Datsopoulos.

EMPLOYMENT AGREEMENTS AND SEVERANCE ARRANGEMENTS

     On June 1, 1999, the Company entered into employment agreements with Emil
H. Soika, President, Chief Executive Officer and Director, Stephen D. Okland, Vice President -- Domestic Sales, and Drew M. Diaz, Vice
President -- International Sales. The agreements provide, respectively, that Mr. Soika will receive a base salary of $125,000 per year, and Mr. Okland and Mr. Diaz will continue to receive their respective current compensation, with an annual review of the compensation within 30 days prior to the end of each fiscal year. Mr. Soika is eligible to participate in a cash bonus program and each of Mr. Soika, Mr. Okland and Mr. Diaz is entitled to receive health and life insurance coverage and disability insurance. The Company may terminate Mr. Soika's, Mr. Okland's or Mr. Diaz's respective employment at any time and any of Mr. Soika, Mr. Okland or Mr. Diaz may resign at any time. If the Company terminates employment without cause at any time either prior to or after a change in control of the Company, Mr. Soika is entitled to receive payment of his base salary and his other employee benefits for 12 months, Mr. Okland is entitled to receive payment of $18,750 per month and his other employee benefits for 24 months, and Mr. Diaz is entitled to receive payment of his then current compensation and his other employee benefits for 12 months, respectively, from the date of termination. If Mr. Soika's, Mr. Okland's or Mr. Diaz's employment is terminated for any other reason before a change in control of the Company, the terminated employee will not be entitled to receive any base salary or other benefits for periods after the termination date. If the Company experiences a change in control, and Mr. Soika, Mr. Okland or Mr. Diaz voluntarily terminates his employment for any reason after completing three months of employment after the change in control, Mr. Soika is entitled to receive payment of his base salary and his other employee benefits for 12 months, Mr. Okland is entitled to receive payment of $18,750 per month and his other employee benefits for 24 months, and Mr. Diaz is entitled to receive payment of his then current compensation and his other employee benefits for 12 months, respectively, after the date of termination, or until Mr. Soika, Mr. Okland or Mr. Diaz secures alternative employment, whichever period is shorter. Each of Mr. Soika, Mr. Okland and Mr. Diaz have agreed not to compete with the Company during employment and for a period of 3, 24 and 12 months, respectively, after any voluntary termination of employment or for a period of 12, 24 and 12 months, respectively, after any termination by the Company without cause. Mr. Soika, Mr. Okland and Mr. Diaz have each agreed to maintain the confidentiality of the Company's financial statements and other financial information.

     On November 16, 1998, the Company entered into a severance agreement with Gerhard J. Von der Ruhr, the Company's former Chairman of the Board, President
(CEO), Treasurer and a former Director. Mr. Von der Ruhr beneficially owned 6.2% of the outstanding Common Stock as of August 31, 2000. Pursuant to this severance agreement, the Company is required to make payments to Mr. Von der Ruhr of $6,000 per month over the 36 months from December 1998 through November 2001. The Company also agreed to (i) allow Mr. Von der Ruhr to continue to use office space and secretarial services for a period of up to 12 months, (ii) continue to provide fringe benefits to Mr. Von der Ruhr through September 30, 2001, and (iii) continue to provide health benefits to Mr. Von der Ruhr and his spouse until the earlier of the date Mr. Von der Ruhr reaches age 65 or he obtains comparable insurance coverage from a subsequent employer. Pursuant to this severance agreement, the Company also transferred patent and technology rights that the Company had received from Immtech International, Inc. ("Immtech") relating to treatment for sepsis and prophylaxis and 172,414 shares of Immtech Common Stock to O. B. Scientific, Inc. ("O. B. Scientific") in exchange for the payment by O. B. Scientific of $150,000 in ten semi-annual installments of $15,000 each starting on June 1, 1999. The Company received 10% of the outstanding shares of O. B. Scientific and the right to elect one member of the board of directors of O. B. Scientific. The Company and Mr. Von der Ruhr also agreed to certain provisions regarding the distribution of products related to the technology transferred by the Company to O. B. Scientific.

     On November 16, 1998, the Company also entered into a severance agreement with N.C. Joseph Lai, Ph.D., the Company's former Senior Vice President, Vice Chairman of the Board and Secretary. Pursuant to this severance agreement, the Company is required to make payments to Dr. Lai of $5,000 per month over the 36 months from December 1998 through November 2001. The Company also agreed to (i) allow Dr. Lai to continue to use office space and secretarial services for a period of up to 12 months, (ii) continue to provide fringe benefits to Dr. Lai through September 30, 2001, and (iii) continue to provide health benefits to Dr. Lai and his spouse until the earlier of the date Dr. Lai reaches age 65 or he obtains comparable insurance coverage from a subsequent employer.

STOCK OPTION PLANS

     On December 5, 1992 the Company adopted two new nonqualified stock option plans, the 1992 Employee Stock Option Plan and the 1992 Non-Employee Stock Option Plan (collectively, the "New Plans"). Pursuant to the adoption of the New Plans, no new stock options can be granted under the stock option plans (the "Old Plans") which existed prior to the approval of the New Plans, although the Company may regrant existing stock options under the old plan to extend the term of such stock options. The New Plans provide for the grant to key employees and outside directors and consultants of the Company of options covering shares of Common Stock. The New Plans are administered by the Board of Directors which has discretion to increase the number of shares covered by the Plans, select optionees, designate the number of shares to be covered by each option, establish vesting schedules, specify the amount and type of consideration to be paid to the Company on exercise, and to specify certain other terms of the options. The exercise price of options granted under the New Plans must be at least 100% of the fair market value of the Common Stock on the date of grant.

     The Company has reserved 1,540,000 shares of Common Stock for issuance under the 1992 Employee Stock Option Plan and 180,000 shares of Common Stock for issuance under the 1992 Non-Employee Stock Option Plan, subject to adjustment for certain dilutive events. At the end of fiscal 2000, options to purchase 1,115,000 shares were outstanding under the New Plans and options to purchase 37,900 shares were outstanding under the Old Plans. During fiscal 2000, options were granted to purchase 451,200 shares of Common Stock under the New Plans at an average per share exercise price of $2.24 (all options were granted at the market price on the grant dates) and options to purchase 37,900 shares of Common Stock were regranted under the Old Plans at an average per share exercise price of $2.25 per share. In addition, during fiscal 2000, 369,800 shares of Common Stock at an average per share exercise price of $2.05 were canceled under the New Plans and 37,900 shares of Common Stock at an average per share exercise price of $3.00 were canceled under the Old Plans and options to purchase 240,100 shares at an average exercise price per share of $1.91 were exercised under the New Plans and no options were exercised under the Old Plans. A total of 139,350 shares of Common Stock remain available for future grants under the New Plans. The Company is also submitting a proposal at the Annual Meeting to increase the number of shares of Common Stock that may be issued under the 1992 Employee Stock Option Plan to 2,040,000. See "Proposal No. 2 -- Amendment to 1992 Employee Stock Option Plan."

     The following table provides certain information regarding stock options granted to the named executive officers of the Company during the fiscal year ended June 30, 2000.

                       OPTION GRANTS IN LAST FISCAL YEAR

                                                                                        POTENTIAL REALIZABLE
                                                                                          VALUE AT ASSUMED
                                                                                          ANNUAL RATES OF
                          NUMBER OF      % OF TOTAL                                         STOCK PRICE
                          SECURITIES      OPTIONS                                           APPRECIATION
                          UNDERLYING     GRANTED TO     EXERCISE                         FOR OPTION TERM($)
                           OPTIONS      EMPLOYEES IN     PRICE         EXPIRATION       --------------------
         NAME             GRANTED(#)    FISCAL YEAR      ($/SH)           DATE            5%           10%
         ----             ----------    ------------    --------       ----------         --           ---
Emil H. Soika.........          --            --            --                    --        --           --
Stephen D. Okland.....          --            --            --                    --        --           --
Drew M. Diaz..........       2,000           0.6          2.25      January 25, 2002       461          945
                            40,000          12.2          2.25          May 15, 2005    24,865       54,946

     The following table shows the fiscal year-end value of unexercised options held by the named executive officers. None of the named executive officers exercised options in fiscal 2000.

                         FISCAL YEAR-END OPTION VALUES

                                                 NUMBER OF SECURITIES                VALUE OF UNEXERCISED
                                                      UNDERLYING                         IN-THE-MONEY
                                                UNEXERCISED OPTIONS AT              OPTIONS AT FISCAL YEAR
                                                  FISCAL YEAR-END(#)                      END($)(1)
                                            ------------------------------      ------------------------------
                 NAME                       EXERCISABLE      UNEXERCISABLE      EXERCISABLE      UNEXERCISABLE
                 ----                       -----------      -------------      -----------      -------------
Emil H. Soika.........................        60,000            140,000           45,941            104,070
Stephen D. Okland.....................        23,500             20,000           11,017              9,376
Drew M. Diaz..........................        56,000             84,000           30,003             32,629

-------------------------
(1) Based on the reported closing bid price of $2.3438 per share of Common Stock on June 30, 2000.

RETIREMENT PLAN

     Effective April 1, 1991, the Company adopted a 401(k) plan, which covers substantially all employees who have completed one year of employment. Under the plan, eligible employees can contribute up to 15% of pre-tax compensation for investment in a trust under the plan. Company contributions to the plan are discretionary and determined annually by the Board of Directors. Employee contributions, within certain limitations, are considered tax deferred under the provisions of section 401(k) of the Internal Revenue Code. Withdrawals of tax deferred amounts may be made upon termination of employment or earlier in the event of certain defined hardship situations. Contributions made or accrued for named executive officers are included under the "All Other Compensation" column in the Summary Compensation Table.

     Other than the 401(k) plan, the Company does not maintain any pension, profit sharing, retirement or similar plans.

COMPENSATION COMMITTEE REPORT

     The objectives of the Company's compensation program are to attract and retain the best available executives, to motivate these executives to achieve the Company's business goals and to recognize individual contributions as well as overall business results. To achieve these objectives, the Company reviews its compensation program on a regular basis and attempts to tie a portion of each executive's potential compensation to Company performance.

     The key elements of the Company's executive compensation program consist of fixed compensation, in the form of base salary, and variable compensation, which is more directly tied to Company performance, in the form of long-term compensation through stock option awards. In determining each element of compensation to be awarded to an executive officer, the Compensation Committee considers the executive's overall benefit package as well as the executive's responsibilities and experience. The Compensation Committee also considers the competitive marketplace for executive talent, including, to the extent possible, a comparison to compensation packages for executives with similar levels of experience and responsibility at other companies. In determining the compensation package for Mr. Soika, the Company's President and Chief Executive Officer, the Compensation Committee took into consideration both the compensation packages of chief executive officers of companies the Compensation Committee deemed comparable to the Company and the Compensation Committee's assessment of Mr. Soika's individual performance and the Company's overall performance.

     The Compensation Committee reviewed the proposed fiscal 2000 salaries for the executive officers at the Compensation Committee meeting on February 28, 2000. The Compensation Committee believed the proposed salary levels were in line with or below the salary levels of executives in comparable positions of responsibility.

     In fixing the stock option grants, the Committee considered the current stock holdings of each eligible officer, their responsibilities and historical and anticipated future contributions to the Company's performance. The Committee believes that selective grants of stock options promote a commonality of interest between the Company's officers and its stockholders by giving the Company's officers added incentives to maximize the Company's stock price.

     The Compensation Committee is of the opinion that the compensation levels for the named executive officers are reasonable when compared to similar positions of responsibility and scope in similar industries and that an appropriate amount of total compensation is based on the performance of the Company, and therefore provides sufficient incentive for these individuals to attain improved results in the future.

                             COMPENSATION COMMITTEE
                               Milton Datsopoulos
                                  Karsten Houm

                               STOCK PERFORMANCE

     The following table tracks the value of $100 invested on June 30, 1995 in the Company's Common Stock compared to the change in the S&P 500 Index and the Nasdaq Index. The chart shows that $100 invested five years ago in the Common Stock was worth $100 at June 30, 2000 compared to $267 for the S&P 500 and $425 for the Nasdaq Index:

                            CRITICARE SYSTEMS, INC.
                       STOCK PERFORMANCE COMPARED TO THE
                          S&P 500 AND THE NASDAQ INDEX

                                       S&P 500       NASDAQ       CRITICARE
                            --------------------------------------------
June 30, 1995                           100           100          100
June 28, 1996                           123           127          144
June 30, 1997                           162           154          213
June 30, 1998                           208           203          120
June 30, 1999                           252           288           88
June 30, 2000                           267           425          100

     The following graph presents, for a five-year period, the cumulative total stockholder return of the Company, the Standard & Poor's 500 Index and the Nasdaq Index. Cumulative total stockholder return is defined as share price appreciation assuming reinvestment of dividends.
[PERFORMANCE GRAPH]

                                                         S&P 500                     NASDAQ                     CRITICARE
                                                         -------                     ------                     ---------
6/30/95                                                  100.00                      100.00                      100.00
6/28/96                                                  123.00                      127.00                      144.00
6/30/97                                                  162.00                      154.00                      213.00
6/30/98                                                  208.00                      203.00                      120.00
6/30/99                                                  252.00                      288.00                       88.00
6/30/00                                                  267.00                      425.00                      100.00

                               SECURITY OWNERSHIP

     The following table sets forth information with respect to beneficial ownership of the Common Stock as of August 31, 2000 by (a) each person known to the Company to own beneficially more than 5% of the Common Stock, (b) each director of the Company, (c) each named executive officer, and (d) all directors and executive officers as a group:

                                                                 NUMBER OF
                    NAME AND ADDRESS OF                            SHARES
                    BENEFICIAL OWNER(1)                            OWNED        PERCENT
                    -------------------                          ---------      -------
Emil H. Soika...............................................      60,969(2)         *
Jeffrey T. Barnes...........................................       1,000(3)         *
N.C. Joseph Lai, Ph.D.......................................     577,290(4)       6.6
Karsten Houm................................................     111,065(5)       1.2
Milton Datsopoulos..........................................      85,300(6)         *
Stephen D. Okland...........................................      31,651(7)         *
Drew M. Diaz................................................      58,414(8)         *
Gerhard J. Von der Ruhr.....................................     555,075(9)       6.2
All directors and executive officers as a group (11
  persons)..................................................     981,825(10)     10.5

-------------------------
  *  Less than 1%

 (1) Unless otherwise indicated, the address of the beneficial owner is 20925 Crossroads Circle, Waukesha, WI 53186; the address of Mr. Von der Ruhr is N112 W18741 Mequon Road, Germantown, WI 53022; the address of Mr. Houm is Kristinelundvn 21, 0268 Oslo, Norway; and the address of Mr. Datsopoulos is Central Square Building, 201 West Main, Missoula, Montana 59802.

 (2) Includes 60,000 shares which Mr. Soika has the right to acquire under currently exercisable options and 969 shares in Mr. Soika's account under the Criticare Systems, Inc. Employee Stock Purchase Plan (the "Purchase Plan").

 (3) Does not include 1,547,529 shares of Common Stock purchased by Oxford Bioscience Partners III L.P. on October 17, 2000, 220,555 shares of Common Stock purchased by Oxford Bioscience Partners (Bermuda) III Limited Partnership on October 17, 2000, and 18,189 shares of Common Stock purchased by mRNA Fund L.P. on October 17, 2000. Mr. Barnes may be deemed to share beneficial ownership of these shares, and he disclaims such beneficial ownership except to the extent of his pecuniary interest in such shares.

 (4) Includes 116,000 shares owned of record by Helen Lai, Dr. Lai's wife; 184,000 shares in the aggregate owned of record by Dr. Lai's sons, Christopher Lai and Thomas Lai; and 134,000 shares owned of record by the Lai Family Foundation.

 (5) Includes 95,000 shares which Mr. Houm has the right to acquire under currently exercisable options.

 (6) Includes 85,000 shares which Mr. Datsopoulos has the right to acquire under currently exercisable options.

 (7) Includes 23,500 shares which Mr. Okland has the right to acquire under currently exercisable options and 4,651 shares in Mr. Okland's account under the Purchase Plan.

 (8) Includes 56,000 shares which Mr. Diaz has the right to acquire under currently exercisable options and 2,414 shares in Mr. Diaz's account under the Purchase Plan.

 (9) Includes 410,000 shares owned of record by Ursula Von der Ruhr, Mr. Von der Ruhr's wife, and 1,175 shares owned of record by Mark Von der Ruhr, Mr. Von der Ruhr's son.

(10) Includes 344,500 shares of Common Stock the members of the group have a right to acquire under currently exercisable options and 8,920 shares in the accounts of the members of group under the Purchase Plan.

                                PROPOSAL NO. 2:
                  AMENDMENT TO 1992 EMPLOYEE STOCK OPTION PLAN

PURPOSE AND EFFECT OF PROPOSED AMENDMENT

     PROPOSED AMENDMENT. Subject to stockholder approval, the Board of Directors has amended the 1992 Employee Stock Option Plan to increase from 1,540,000 to 2,040,000 the aggregate number of shares of Common Stock that may be issued or transferred thereunder upon the exercise or payment of stock options.

     PURPOSE OF PROPOSED AMENDMENT. The Corporation recognizes the importance of attracting and retaining key employees of merit and stimulating the active interest of those individuals in the development and financial success of the Corporation. The Board of Directors believes that the 1992 Employee Stock Option Plan is critically important to the furtherance of these objectives. The Board of Directors also believes that, through the 1992 Employee Stock Option Plan, the Corporation is able to enhance the prospects for its business activities and objectives and more closely align the interests of key employees with those of shareholders by offering key employees the opportunity to participate in the Corporation's future through proprietary interests in the Corporation.

     As of October 11, 2000, and absent stockholder approval of the proposed amendment to increase the aggregate number of shares of Common Stock available for issuance or transfer under the 1992 Employee Stock Option Plan, there would be only 51,400 shares of Common Stock remaining available for issuance with respect to additional stock options under the 1992 Employee Stock Option Plan. The absence of an adequate number of shares of Common Stock available for issuance or transfer under the 1992 Employee Stock Option Plan restricts both the ability and the flexibility of the Corporation to effectively attract and retain and adequately compensate key employees. The Board of Directors believes that it is both necessary and desirable to increase from 1,540,000 to 2,040,000 the aggregate number of shares of Common Stock available for issuance or transfer under the 1992 Employee Stock Option Plan in order to continue to maintain the effectiveness of the 1992 Employee Stock Option Plan.

DESCRIPTION OF 1992 EMPLOYEE STOCK OPTION PLAN

     The following description of the 1992 Employee Stock Option Plan is qualified in its entirety by reference to the 1992 Employee Stock Option Plan, as amended, which is attached hereto as Appendix A.

     Under the 1992 Employee Stock Option Plan, the Board of Directors, or the Compensation Committee if so designated by the Board of Directors, may grant options to purchase shares of Common Stock to executives, other key employees and directors of the Corporation. As of October 11, 2000, 48 persons hold stock options under the 1992 Employee Stock Option Plan. Options granted generally have been designated as nonqualified stock options. Options will expire at such time as the Board of Directors or Compensation Committee determines, provided that no stock option may be exercised later than the fifth anniversary of the date of its grant. Options cannot be exercised until the vesting period, if any, specified by the Board of Directors or Compensation Committee has expired. Options are not transferable other than by will or the laws of descent and distribution, and may be exercised during the life of the employee only by him or her.

     The option price per share is determined by the Board of Directors or the Compensation Committee, but cannot be less than 100% of the fair market value of the Common Stock on the date such option is granted. Payment of the exercise price may be made in cash or by the surrender of shares of Common Stock having a fair market value on the date of exercise equal to the exercise price.

1992 EMPLOYEE STOCK OPTION PLAN BENEFITS

     Set forth in the table below are the numbers of stock options granted in fiscal 2000 to each of the named executive officers and certain groups.

                 NAME AND POSITION OR GROUP                     NUMBER OF OPTIONS
                 --------------------------                     -----------------
Emil H. Soika, President and Chief Executive Officer........              --
Stephen D. Oakland, Vice President -- Domestic Sales........              --
Drew M. Diaz, Vice President -- International Sales.........          42,000
All executive officers, as a group..........................         204,000
All directors who are not executive officers, as a group....         100,000
All employees as a group....................................         300,200

VOTE REQUIRED FOR APPROVAL

     The affirmative vote of a majority of the shares of Common Stock present in person or by proxy at the Annual Meeting is required for approval of the proposed amendment to the 1992 Employee Stock Option Plan.

BOARD OF DIRECTORS RECOMMENDATION

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" APPROVAL OF THE PROPOSED AMENDMENT TO THE 1992 EMPLOYEE STOCK OPTION PLAN.

     PROPOSAL NO. 3: RATIFICATION OF APPOINTMENT OF INDEPENDENT ACCOUNTANTS

     The Board of Directors has appointed BDO Seidman, LLP as independent certified public accountants to examine the financial statements of the Company and its consolidated subsidiaries for the fiscal year ending June 30, 2001. Unless otherwise directed, proxies will be voted in FAVOR of the ratification of such appointment.

     Although this appointment is not required to be submitted to a vote of stockholders, the Board believes it appropriate as a matter of policy to request that the stockholders ratify the appointment. If stockholder ratification is not received, the Board will reconsider the appointment.

                       PROPOSALS FOR 2001 ANNUAL MEETING

     Proposals which stockholders intend to present at the 2001 Annual Meeting of Stockholders pursuant to Rule 14a-8 under the Exchange Act must be received at the Company's principal offices in Waukesha, Wisconsin, no later than June 21, 2001 for inclusion in the proxy material for that meeting. Proposals submitted other than pursuant to Rule 14a-8 will be considered untimely if received after September 1, 2001 and the Company will not be required to present any such proposal at the 2001 Annual Meeting of Stockholders. If the Board of Directors decides to present a proposal despite its untimeliness, the people named in the proxies solicited by the Board of Directors for the 2001 Annual Meeting of Stockholders will have the right to exercise discretionary voting power with respect to such proposal.

                            EXPENSES OF SOLICITATION

     The cost of this solicitation of proxies will be paid by the Company. It is anticipated that the proxies will be solicited only by mail, except that solicitation personally or by telephone may also be made by the Company's regular employees who will receive no additional compensation for their services in connection with the solicitation. Arrangements will be made with brokerage houses and other custodians, nominees and fiduciaries for the forwarding of solicitation materials and the annual report to beneficial owners of stock held by such persons. The Company will reimburse such parties for their expenses in so doing.

                                 ANNUAL REPORT

     A copy of the 2000 Annual Report of the Company accompanies this Proxy Statement. A copy of the Company's Annual Report on Form 10-K for fiscal year 2000 will be provided without charge on written request of any stockholder whose proxy is being solicited by the Board of Directors. The written request should be directed to Corporate Secretary, Criticare Systems, Inc., 20925 Crossroads Circle, Waukesha, Wisconsin 53186.

                                          By Order of the Board of Directors

                                          Mark Ruehle, Secretary

Waukesha, Wisconsin
October 27, 2000

                                                                      APPENDIX A

                            CRITICARE SYSTEMS, INC.
                        1992 EMPLOYEE STOCK OPTION PLAN
                                   I. PURPOSE

     The purpose of the Criticare Systems, Inc. Employee Stock Option Plan is:
(1) to promote the long-term growth and profitability of Criticare Systems, Inc. (the "Company") and its subsidiaries; (2) to provide employees of the Company and its subsidiaries with an incentive to achieve long-term corporate objectives; (3) to attract and retain employees of outstanding competence; and
(4) to provide employees with a stake in the Company's long-term success.

                                II. DEFINITIONS

     The following terms shall have the meanings shown:

     2.1. "Board of Directors" shall mean the Board of Directors of the Company.

     2.2. "Code" shall mean the Internal Revenue Code of 1986, as the same shall be amended from time to time.

     2.3. "Committee" shall mean the Stock Option Committee designated by the Board of Directors. If no Stock Option Committee is designated, the "Committee" shall mean the Compensation Committee of the Board of Directors.

     2.4. "Common Stock" shall mean common stock of the Company.

     2.5. "Fair Market Value" as of a given date shall mean the average of the closing bid and the closing asked prices of a share of Common Stock on such date on the National Association of Securities Dealers Automated Quotation System or, if no such sales were reported on such date, on the next preceding date on which sales were reported.

     2.6. "Options" shall mean the options to purchase Common Stock granted pursuant to this Plan.

     2.7. "Plan" shall mean the Criticare Systems, Inc. 1992 Employee Stock Option Plan.

     2.8. "Subsidiary" shall mean any corporation which, at the time an option is granted, qualifies as a subsidiary corporation under section 425(f) of the Code or any similar provision hereafter enacted.

                                  III. GENERAL

     3.1. ADMINISTRATION.

          (a) The Plan shall be administered by the Committee.

          (b) The Committee shall have the authority, in its sole discretion, from time to time: (i) to grant Options; (ii) to prescribe such limitations, restrictions and conditions upon any such Options as the Committee shall deem appropriate; and (iii) to interpret the Plan, to adopt, amend and rescind rules and regulations relating to the Plan and to make all other determinations and to take all other action necessary or advisable for the implementation and administration of the Plan. A majority of the Committee shall constitute a quorum and the action of a majority of members of the Committee present at any meeting at which a quorum is present, or action unanimously adopted in writing without a meeting, shall be the action of the Committee.

          (c) All such actions shall be final, conclusive and binding upon the participating employee. No member of the Committee shall be liable for any action taken or decision made in good faith relating to the Plan.

     3.2. PARTICIPATION. The Committee may grant Options under the Plan to any director, officer or employee of the Company or any of its Subsidiaries who has contributed or who has the ability to contribute to the long-term success of the Company. In granting such awards and determining their form and amount, the Committee shall give consideration to the functions and responsibilities of the optionee, his or her potential long-term contributions to profitability and sound growth of the Company and such other factors as the Committee may deem relevant. No Option may be granted under the Plan to any person who, at the time of the grant, beneficially owns 5% or more of the Company's common stock.

                        IV. OPTION TERMS AND CONDITIONS

     The grant of the Option shall be evidenced by a written Option agreement in a form approved by the Committee. Such Option shall be subject to the following express terms and conditions and to such other terms and conditions, not inconsistent with the Plan, which the Committee may deem appropriate.

     4.1. EXERCISE PERIOD. The term of each Option shall be for such period as the Committee shall determine, but for not more than give years from the date of grant thereof, or, if longer, one year after the date such Option may be exercised. No Option may be exercised more than 90 days after an option holder's termination of employment except for termination for death, disability or retirement after age 55, in which case no Option may be exercised more than one year after termination.

     4.2. OPTION PRICE. The option price per share for the Common Stock covered by any Option shall be determined by the Committee, but shall not be less than the Fair Market Value of the Common Stock on the date the Option is granted.

     4.3. EXERCISE OF OPTION. An Option may be exercised from time to time by written notice by the optionee to the Committee of his intent to exercise the Option with respect to a specified number of shares. The specified number of shares will be issued and transferred to the optionee on receipt by the Treasurer of the Company of (i) such notice; (ii) payment for such shares; and
(iii) such other items or documentation as the Committee shall reasonably request of the optionee.

     4.4. PAYMENT OF PURCHASE PRICE ON EXERCISE. Each Option agreement shall provide that the purchase price for the shares with respect to which an Option is exercised shall be paid to the Company at the time of exercise in cash or by delivery of shares of the Company's common stock having an aggregate Fair Market Value equal to the purchase price for the shares with respect to which the Option is to be exercised.

               V. AGGREGATE LIMITATION ON SHARES OF COMMON STOCK

     Shares of Common Stock which may be issued pursuant to Options granted under the Plan may be either authorized and unissued shares of Common Stock or authorized and issued shares of Common Stock held by the Company as treasury stock. The number of shares of Common Stock reserved for issuance under the Plan shall not exceed 2,050,000 shares, subject to adjustments pursuant to paragraph
6.8. Any shares of Common Stock subject to an Option which for any reason either terminates unexercised or expires unexercised shall again be available for issuance under the Plan.

                               VI. MISCELLANEOUS

     6.1. GENERAL RESTRICTION. Any Option granted under this Plan shall be subject to the requirement that, if at any time the Committee shall determine that any listing or registration of the shares of Common Stock or any consent or approval of any governmental body or any other agreement or consent is necessary or desirable as a condition of the granting of an Option or issuance of Common Stock on exercise of an Option, such grant or issuance may not be consummated unless such requirement is satisfied in a manner acceptable to the Committee.

     6.2. NONASSIGNABILITY; HOLDING PERIOD. No Option granted under this Plan may be: (a) assigned or transferred by the optionee, except by will or by the laws of descent and distribution, or (b) exercised for at least six months after the date of grant. During the life of the recipient, any Option shall be exercisable only by such individual.

     6.3. WITHHOLDING TAXES. Whenever the Company proposes or is required to issue or transfer shares of Common Stock under this Plan, the Company shall have the right to require the participant to remit to the Company an amount sufficient to satisfy any federal, state and local withholding tax requirements prior to the delivery of any certificate for such shares.

     6.4. INVESTMENT REPRESENTATION. Each Option agreement may provide, upon demand by the Committee, that the optionee or recipient shall deliver to the Committee at the time of any exercise of any Option a written representation that the shares to be acquired under such exercise are to be acquired for investment and not for resale or with a view to the distribution thereof. Upon such demand, delivery of such representation prior to delivery of any shares issued upon exercise of an Option shall be a condition precedent to the right of the optionee or such other person to purchase any shares.

     6.5. NO RIGHT TO EMPLOYMENT. Nothing in this Plan or in any agreement entered into pursuant to it shall confer upon any participant the right to continue in the employment of the Company or a Subsidiary or affect any right which the Company or a Subsidiary may have to terminate the employment of such participant.

     6.6. NONUNIFORM DETERMINATIONS. The Committee's determination under this Plan (including, without limitation, its determinations of the persons to receive Options) need not be uniform and may be made by it selectively among persons who receive, or are eligible to receive, awards under this Plan, whether or not such persons are similarly situated.

     6.7. NO RIGHTS AS SHAREHOLDERS. Recipients of Options under this Plan shall have no rights as shareholders of the Company with respect thereto unless and until certificates for shares of Common Stock are issued to them.

     6.8. ADJUSTMENT OF STOCK. If a change occurs in the outstanding Common Stock of the Company due to any stock dividend, recapitalization, reorganization, merger, consolidation, split-up, combination or any similar transaction, the Committee shall appropriately adjust the number of shares of Common Stock which may be issued under this Plan, the number of shares of Common Stock subject to Options theretofore granted under this Plan, the option price of such Options and any and all other adjustments deemed appropriate by the Committee to prevent substantial dilution or enlargement of the rights granted to an optionee.

     6.9. AMENDMENT OR TERMINATION OF THIS PLAN. The Committee, with the approval of the Board of Directors, may, at any time, terminate this Plan or an part thereof and may, from time to time, amend this Plan as it may deem advisable. The termination or amendment of this Plan shall not, without the consent of the participant, affect such participant's rights under Options previously granted.

                        VII. EFFECTIVE DATE OF THE PLAN

     The effective date of the Plan shall be December 5, 1992.

                                      PROXY

                             CRITICARE SYSTEMS, INC.

           This Proxy Is Solicited on Behalf of the Board of Directors

         The undersigned hereby appoints Emil H. Soika and Mark S. Ruehle, or either one of them, each with full power of substitution and resubstitution, as proxy or proxies of the undersigned to attend the Annual Meeting of Stockholders of Criticare Systems, Inc. to be held on December 1, 2000 at 4:00 p.m., local time, at 20925 Crossroads Circle, Waukesha, Wisconsin 53186, and at any adjournment thereof, there to vote all shares of stock of Criticare Systems, Inc. which the undersigned would be entitled to vote if personally present as specified upon the following matters and in their discretion upon such other matters as may properly come before the meeting.

         The undersigned hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders and accompanying Proxy Statement, ratifies all that said proxies or their substitutes may lawfully do by virtue hereof, and revokes all former proxies.

Please sign exactly as your name appears hereon, date and return this Proxy. UNLESS OTHERWISE SPECIFIED, THIS PROXY WILL BE VOTED TO GRANT AUTHORITY TO ELECT THE NOMINATED DIRECTORS, TO APPROVE THE AMENDMENT TO THE CRITICARE SYSTEMS, INC. 1992 EMPLOYEE STOCK OPTION PLAN AND TO RATIFY THE APPOINTMENT OF BDO SEIDMAN, LLP AS INDEPENDENT ACCOUNTANTS FOR THE 2001 FISCAL YEAR. IF OTHER MATTERS COME BEFORE THE MEETING, THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE BEST JUDGMENT OF THE PROXIES APPOINTED.


               DETACH BELOW AND RETURN USING THE ENVELOPE PROVIDED


------------------------------------------------------------------------------------------------------------------------------------

--------                                                                                                                   --------
|                                                                                                                                 |
|                                                                                                                                 |
|                                                                                                                                 |


                                     CRITICARE SYSTEMS, INC. 2000 ANNUAL MEETING OF STOCKHOLDERS

1. ELECTION OF DIRECTORS:                                                                 / / FOR all        / /WITHHOLD
   (terms expiring at the 2003                1-KARSTEN HOUM    2-EMIL H. SOIKA           nominees listed    AUTHORITY to
   Annual Meeting)                                                                        to the left        vote for all
                                                                                          (except as         nominees listed
                                                                                          specified below).  to the left.
                                                                                         --------------------------------------
(Instructions:  To withhold authority to vote for any indicated
nominee, write the number(s) of the nominee(s) in the box provided to the right.)
                                                                                          --------------------------------------

2. To approve and adopt the proposed amendment to the Criticare Systems, Inc.      / /   FOR      / /   AGAINST  / /   ABSTAIN
   1992 Employee Stock Option Plan.

3. To ratify the  appointment of BDO Seidman, LLP as independent accountants for   / /   FOR     / /    AGAINST  / /   ABSTAIN
   the 2001 fiscal year.

4. In their discretion, the Proxies are authorized to vote upon such other matters as may properly come before the meeting.

                                                   Date                                        NO. OF SHARES
                                                          -----------------------------                      ----------

CHECK APPROPRIATE BOX
Indicate changes below:
                                                                                -----------------------------------------------



Address Change?  / /                     Name Change? / /
                                                                                -----------------------------------------------


                                                                                Signature(s) in Box
                                                                                If signing as attorney, executor, administrator,
                                                                                trustee or guardian, please add your full title as
                                                                                such. If shares are held by two or more persons, all
                                                                                holders must sign the Proxy.

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